CONSENT OF SUTHERLAND ASBILL & BRENNAN LLP

We consent to the reference to our firm in the Statement of Additional Information included in Post-Effective Amendment No. 15 to the Registration Statement on Form N-4 for the Century II Affinity individual flexible premium deferred variable annuity contracts issued through the Kansas City Life Variable Annuity Separate Account (File No. 333-52290).  In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

SUTHERLAND ASBILL & BRENNAN LLP

By:           /s/ W. Thomas Conner
W. Thomas Conner
Washington, D.C.
April 29, 2011